Exhibit 3.1

English translation for convenience purposes only

ARTICLES OF ASSOCIATION

of

BAVARIAN NORDIC A/S

CVR no. 16271187

NAME, OBJECTS OF THE COMPANY AND CORPORATE LANGUAGE

Article 1

The name of the company is Bavarian Nordic A/S (“the Company”).

Article 2

The objects for which the Company has been established is to carry on research, trade, manufacture and any other related activities, primarily within the pharmaceutical industry.

Article 3

Subsection 1

In addition to Danish, the Company also has English as corporate language. Meetings of the board of directors may be held in English.

Subsection 2

General meetings may be held in either Danish or English as resolved by the Board of Directors. Documents prepared for use by the general meetings, including notice convening the general meeting and agenda with the complete proposals as well as any additional material, may be prepared in Danish or English as resolved by the Board of Directors.

THE COMPANY’S SHARE CAPITAL

Article 4

The Company’s share capital amounts to DKK 280,196,710.00 in words twohundredeightymilliononehundredninetysixthousandsevenhundredten 00/100 Danish kroner, divided into shares in the denomination of DKK 1 and multiples thereof. The share capital has been paid up in full.

AUTHORIZATION TO INCREASE THE SHARE CAPITAL

Article 5a

Subsection 1

For the period ending on 30 June 2016, the Board of Directors shall be authorized to increase the Company’s share capital in one or more issues with a total of nominally DKK 27,700,000 (2,770,000 shares of DKK 10 each) by the subscription of new shares. The existing shareholders shall have a pre-emption right to subscribe for the amount by which the share capital is increased, proportional to their shareholdings. The share capital shall be increased by cash payment at a subscription price which may be lower than the value of the shares.

The terms and conditions of the subscription for shares shall be determined by the Board of Directors.

The new shares shall be negotiable instruments, shall be registered in the names of the holders and shall be registered in the Company’s register of shareholders. No restrictions shall apply to the transferability of the new shares, and no shareholder shall be obliged to have his shares redeemed - in whole or in part. The shares shall carry the right to dividend as from the date fixed by the Board of Directors, but not later than the first financial year following the capital increase.

Subsection 2

For the period ending on 30 June 2016, the Board of Directors shall be authorized to increase the Company’s share capital in one or more issues with a total of nominally DKK 27,700,000 (2,770,000 shares of DKK 10 each) by the subscription of new shares. The existing shareholders shall not have a pre-emption right to subscribe for the amount by which the share capital is increased.

The share capital may be increased by cash payment or in other ways, such as by conversion of debts or in payment of a contribution in kind. The share capital shall in any event be increased at a subscription price, which is not lower than market value.

The terms and conditions of the subscription for shares shall be determined by the Board of Directors.

The new shares shall be negotiable instruments, shall be registered in the names of the holders, and shall be entered in the Company’s register of shareholders. No restrictions shall apply to the transferability of the new shares, and no shareholder shall be obliged to have his shares redeemed - in whole or in part. The shares shall carry the right to dividend as from the date fixed by the Board of Directors but not later than the first financial year following the capital increase.

Subsection 3

When exercising the authorizations given in Articles 5a(1) and 5a(2) the Board of Directors is overall authorized to increase the share capital of the Company with a total of nominally DKK 27,700,000 (2,770,000 shares of DKK 10 each).

Article 5b

During the period ending 31 December 2016, the Company may issue warrants, in one or more portions, by resolution of the Board of Directors. The warrants may be issued to the management and employees of the Company or its subsidiaries, including to consultants, for the subscription of shares of a nominal value of up to DKK 6,000,000 (600,000 shares of DKK 10 each) by cash contribution at a subscription price and on terms determined by the Board of Directors. Any issuance of warrants to the management shall be made in accordance with the Company’s policy for incentive remuneration of the Board of Directors and the Management, prepared in accordance with section 139 of the Danish Companies Act and approved by the general meeting, cf. Article 17a of the Articles of Association.

Holders of warrants shall have a pre-emption right to subscribe for the shares, issued based on the warrants, meaning that the pre-emption rights to subscribe to warrants and new shares for existing shareholders are deviated from.

As a consequence of the exercise of awarded warrants, the Board of Directors is authorized during the period until 1 April 2020 to increase the share capital by a nominal value of up to DKK 6,000,000 (600,000 shares of DKK 10 each) in one or more portions by resolution of the Board of Directors by cash contribution at a subscription price and on such other terms as the Board of Directors may determine without a pre-emption right for the existing shareholders.

The new shares, issued based on warrants, shall have the same rights as existing shares according to the Articles of Association. The new shares shall be negotiable instruments, shall be registered in the names of the holders, and shall be registered in the Company’s register of shareholders. No restrictions shall apply to the transferability of the new shares and no shareholder shall be obliged to have his shares to be redeemed - in whole or in part. The new shares shall carry the right to dividend from the time of subscription.

According to the rules in force at any time, the Board of Directors may reuse or reissue lapsed and unexercised warrants if any, provided that the reuse or reissue occurs under the terms and within the time limitations set out in this authorization. Reuse is to be construed as the Board of Directors’ entitlement to let another party enter into an existing agreement on warrants. Reissue is to be construed as the Board of Directors’ option to reissue new warrants, under the same authorization, if previously issued warrants have lapsed.

Article 5c

During the period ending 1 April 2017, the Board of Directors is authorized to resolve, in one or more portions, to obtain loans in an amount of DKK 150,000,000 against issue of convertible notes, which gives the right to subscribe for shares in the Company. The Company’s existing shareholders shall not have pre-emption right. The loans shall be paid in cash. The terms and conditions for the convertible notes shall be determined by the Board of Directors.

As a consequence of the conversion of the convertible notes, the Board of Directors is authorized during the period until 1 April 2017 to increase the share capital by a nominal value of up to DKK 26,000,000 in one or more portions by resolution of the Board of Directors by conversion of the convertible notes and on such other terms as the Board of Directors may determine. The Company’s existing shareholders shall not have pre-emption right to subscribe for shares issued by conversion of the convertible notes.

The new shares issued based on convertible notes shall have the same rights as existing shares according to the Articles of Association. The new shares shall be negotiable instruments, shall be registered in the names of the holders, and shall be entered in the Company’s register of shareholders. No restrictions shall apply to the transferability of the new shares and no shareholder shall be obliged to have his shares to be redeemed - in whole or in part. The new shares shall carry the right to dividend from the time of conversion of the issued convertible notes, i.e., from the time of subscription.

Article 5d

In accordance with authorization, the Board of Directors has issued warrants as set out in appendix 1 to the Articles of Association.

SHARES

Article 6

All shares shall be registered in the names of the holders and shall be entered in the Company’s register of shareholders. The shares shall be negotiable instruments and there shall be no restrictions as to their transferability.

Article 7

No share shall confer any special rights upon the holder, and no shareholder shall be obliged to have his shares redeemed, whether in whole or in part, by the Company or by any other party.

Article 8

As resolved by the Board of Directors, the Company’s register of shareholders may be kept either by the Company, or by a secretary outside the Company to be designated by the Board of Directors. The Company’s register of shareholders is kept by Computershare A/S, Kongevejen 418, Øverød, 2840 Holte.

Article 9

Share certificates may be declared null and void without a prior court order in accordance with the statutory rules applying from time to time to the annulment of negotiable instruments.

GENERAL MEETINGS

Article 10

The general meeting has the supreme authority in all the Company’s affairs, subject to statute and to these Articles of Association.

General Meetings shall be held in the municipality in which the Company’s registered office is situated, or in the Capital Region of Denmark (in Danish Region Hovedstaden).

General Meetings shall be convened by the Board of Directors giving not less than three weeks’ nor more than five weeks’ notice.

General meetings shall be convened by publication in the IT information system of the Danish Business Authority and on the Company’s webpage. The Board of Directors may resolve that notice to convene the general meeting shall be published in a leading newspaper. Furthermore, a written notice convening the general meeting shall be sent to all registered shareholders who have so requested.

The convening notice shall contain the agenda of the relevant General Meeting. If any proposals are to be considered at the General Meeting, the adoption of which is subject to a special majority, then this fact shall be emphasized in the convening notice and the essentials of the relevant proposal shall be reproduced in it.

Article 11

Each share amount of DKK 10 shall give one vote at General Meetings. Any shareholder shall be entitled to attend the General Meeting and exercise his voting rights, provided that he has requested an admission card from the Company’s offices no later than three days prior to the pertinent meeting. His capacity as a shareholder shall be documented by his title having been registered in the Company’s register of shareholders no later than one week prior to the general meeting or by the Company having received his application for entry of the title in the register of shareholders before this date.

The shareholder may attend in person or be represented by proxy, and is entitled to attend together with an advisor.

The proxy holder must provide a dated and written proxy issued to a person who does not need to be a shareholder in the Company. Unless containing a provision to the contrary, proxies shall be deemed to be in force until revoked in writing by notification to the Company. However, proxies issued to the Company’s Board of Directors may not be issued for a period of more than 12 months and may only be issued in respect of a specific general meeting for which the agenda is known in advance.

Article 12

The ordinary general meeting shall be held in time to allow for the audited and approved annual report to be received in the Danish Business Authority no later than four months after the end of the financial year.

The agenda of the Annual General Meeting shall contain the following business:

1.                              The Board of Directors’ report on the Company’s activities in the past year.

2.                              The presentation of the annual report for adoption.

3.                              A proposal from the Board of Directors regarding the application of profit or covering of loss pursuant to the annual report as adopted.

4.                              A resolution for ratification of the acts of the Board of Directors and the Board of Management.

5.                              Election of members to the Board of Directors.

6.                              Election of auditors.

7.                              Any proposals from the Board of Directors or shareholders, including proposals authorizing the Company to acquire shares of Company stock.

Requests from shareholders for proposals for consideration at the Annual General Meeting must be lodged with the Company no later than six weeks before the general meeting. Are requests made later than six weeks before the general meeting, the Board of Directors decides whether the proposals can be admitted to the agenda.

Article 13

Extraordinary General Meetings shall be held if requested by the General Meeting, the Board of Directors or an auditor, or by written request to the Board of Directors from shareholders holding in the aggregate not less than 1/20 of the share capital. The request from the shareholders must contain a specification of the business desired to be considered at the General Meeting. The General Meeting shall be convened no later than 14 days after the appropriate request having reached the Board of Directors.

Article 14

A chairman appointed by the Board of Directors shall preside over the General Meeting.

The Chairman shall officiate at the General Meeting and shall settle all matters relating to the transaction of business.

Minutes of the proceedings at a General Meeting shall be entered in a Minute Book, such minutes to be signed by the Chairman and all members of the Board of Directors present at the General Meeting.

No later than 14 days after a General Meeting, the Minute Book and the results of the voting shall be available for the shareholders on the Company’s webpage.

VOTING RIGHTS

Article 15

Cancelled

Article 16

All resolutions put to the vote of shareholders at General Meetings shall be subject to adoption by a simple majority of votes, unless the Danish Companies Act or these Articles of Association prescribe special rules regarding representation and majority.

Unless a greater majority or unanimity is required pursuant to legislation, the adoption of resolutions regarding amendment of these Articles of Association, the dissolution of the Company or its merger or amalgamation with another company or business is subject to such resolution being adopted by not less than 2/3 of all the votes cast as well as of the votes represented at the relevant General Meeting.

BOARD OF DIRECTORS AND BOARD OF MANAGEMENT

Article 17

The Company shall be managed by a Board of Directors of not less than three nor more than six members to be elected for one year at a time by the shareholders at the General Meeting. Retiring Directors shall be eligible for re-election. In addition to the Directors elected by the General Meeting, the Board of Directors may be comprised of such members that are to be elected pursuant to the statutory rules on employee representation.

The shareholders at the General Meeting shall determine the remuneration of the Board of Directors.

Article 17a

In accordance with section 139 of the Danish Companies Act, the Company has adopted a policy for incentive remuneration of the Board and the Board of Management. The policy has been submitted to and approved by the general meeting. The policy is available on the Company’s website or by contacting the Company.

Article 18

Minutes shall be taken of all proceedings at Board Meetings. Such minutes shall be signed by all attending directors.

The Board of Directors shall elect its own chairman and deputy chairman.

The Board of Directors may grant powers of procuration to individuals to sign singly or collectively.

In addition, the Board of Directors shall lay down more specific Rules of Procedure regarding the discharge of its duties.

The Board of Directors shall appoint a Board of Management.

BINDING SIGNATURES

Article 19

The Company shall be bound in legal transactions by the joint signatures of the Chairman of the Board of Directors and that of either a member of the Board of Management or any two members of the Board of Directors, or by the joint signatures of any two members of the Board of Directors and any member of the Board of Management.

AUDITORS

Article 20

The Company’s annual report shall be audited by one or two Danish state-authorized public accountants elected by the shareholders at the General Meeting.

Auditors shall be elected for a term of one year at a time. Retiring auditors shall be eligible for re-election.

ANNUAL REPORT

Article 21

The Company’s financial year shall coincide with the calendar year.

The Annual Report and consolidated financial statements shall be prepared pursuant to the applicable legislation regarding the presentation of Annual Reports and the international standards in accordance with the IFRS Regulation.

Article 22

The Company’s annual reports and interim financial reports are prepared in English. The Board of Directors may resolve that the annual report shall also be prepared in Danish.

—ooOoo—

The foregoing Articles of Association were updated by the Board of Directors on 16 November 2015 with reference to resolution made by the Board of Directors on 31 August 2011 and resolution made by the Board of Directors on 28 August 2012.

Appendix 1:

Section 1

Cancelled (expired warrants).

Section 2

Cancelled (expired warrants).

Section 3

Cancelled (expired warrants).

Section 4

Cancelled (expired warrants).

Section 5

In accordance with authorization the Board of Directors has issued 385,000 warrants, providing the right to subscribe for a maximum of 385,000 shares, each with a nominal value of DKK 10 (a total nominal value of 3,850,000), at a rate of DKK 54.10 per share of nominal value DKK 10. Of these, 121,750 warrants have been exercised for subscription of nominally DKK 1,217,500 shares on 18 November 2014, 104,650 warrants have been exercised for subscription of nominally DKK 1,046,500 shares on 26 November 2014, 80,000 warrants have been exercised for subscription of nominally DKK 800,000 shares on 18 May 2015, and 35,500 warrants have been exercised for subscription of nominally DKK 355,000 shares on 16 November 2015.

Subscription for shares according to the awarded warrants can be made, wholly or partly, in periods of each 14 days (1) first time from the day of publication of the Company’s Quarterly Report for the third quarter 2014; (2) second time from the day of publication of the Company’s Quarterly Report for the first quarter 2015; (3) third time from the day of publication of the Company’s Quarterly Report for the third quarter 2015; and (4) fourth time from the day of publication of the Company’s Quarterly Report for the first quarter 2016. Warrants, which are not exercised in the first subscription period, can be exercised in later subscription periods, however no later than 31 July 2016.

The existing shareholders shall not have pre-emptive right for the warrants.

The warrants cannot be assigned or placed as collateral by the warrant holder to third party.

If a decision is made before exercise of the warrants concerning sale of a majority of the shares in the Company, which means transfer of more than 50% of the Company’s Share Capital to third party (who may be a shareholder in the company), the Board of Directors can decide:

That the warrant holder, wholly or partly shall exercise all awarded warrants, regardless of whether vested or not and transfer the shares on the same terms and conditions as the other transferring shareholders (or renounce to do so, in which case the warrants shall lapse), or

That the warrant holder shall keep the awarded warrants on the terms and conditions set out herein.

If a decision is made before exercise of the warrants concerning dissolution of the Company, including by merger or de-merger, the Board of Directors can decide:

That the warrant holder, wholly or partly shall exercise all awarded warrants, regardless of whether vested or not and transfer the shares on the same terms and conditions as the other transferring shareholders (or renounce to do so, in which case the warrants shall lapse), or

That the warrant holder shall keep the awarded warrants on the terms and conditions set out herein.

If a decision is made before exercise of the warrants concerning increase of capital, issue of warrants, convertible debt instrument or the like, by the means of which the shares can be subscribed for a value not lower than the market value, it shall not affect the terms and conditions for the exercise of the warrants.

If a decision is made before exercise of the warrants concerning 1) increase of capital, issue of warrants, convertible debt instrument of the like, except to employees, consultants or board members of the Company and its subsidiaries, by the means of which the shares can be subscribed for a value lower than the market value, 2) if the Company implements a reduction of capital for coverage of deficit or 3) implements a reduction of capital in the Company with payment to the shareholders and this change involves a reduction or increase of the potential profit according to the warrants, the subscription price hereof and/or the amount of shares shall be regulated, which can be subscribed by exercise of the warrants, so that the potential profit of the warrants will remain unchanged. Warrants to employees of Bavarian Nordic Inc. are, however, subject to additional adjustment provisions.

For the exercise of awarded warrants, the Board of Directors has decided on an increase of the Company’s share capital in one or more portions by a total nominal value of up to DKK 3,850,000 by cash payment at a price of DKK 54.10 per share of nominal value DKK 10 and without pre-emption right for the Company’s existing shareholders. The details and terms for the issuance of shares have been established by the Board of Directors.

The Board of Directors may during the period ending 31 December 2013 in one or more portions reuse or reissue any lapsed and unexercised warrants issued in accordance with this section. Reuse is to be construed as the Board of Directors’ entitlement to let another party enter into an existing agreement on warrants. Reissue is to be construed as the Board of Directors’ option to reissue new warrants under the authorization set forth below, if previously issued warrants have lapsed.

The warrants may be reused or reissued to the management and employees of the Company or its subsidiaries, including to consultants. Warrants may be reissued for the subscription of shares by cash contribution at a subscription price and on such other terms as the Board of Directors may determine in accordance with the original authorization. Warrants may not be reused or reissued to members of the Board of Directors. Any issuance of warrants to the management shall be made in accordance with the Company’s policy for incentive remuneration of the Board of Directors and the Management, prepared in accordance with section 139 of the Danish Companies Act and approved by the general meeting, cf. Article 17a of the Articles of Association. Of the 385,000 warrants originally issued, 19,150 lapsed upon termination of employees´ employment and have subsequently been reissued as set out in section 9 of this appendix and 2,200 lapsed upon termination of employees’ employment and have subsequently been reissued as set out in section 10 of this appendix.

Holders of warrants shall have pre-emption right to subscribe for the shares issued based on the warrants, meaning that the pre-emption rights to subscribe to warrants and new shares for existing shareholders’ are deviated from.

If and to the extent that warrants are reissued, the Board of Directors is authorized during the period until 1 April 2016 to resolve on the related capital increase by a nominal value of up to DKK 3,550,000 in one or more portions by cash contribution at a subscription price and on such other terms as the Board of Directors may determine without pre-emption right for the existing shareholders.

The new shares issued based on issued, reused or reissued warrants shall have the same rights as existing shares according to the Articles of Association. The new shares shall be negotiable instruments and shall be registered in the names of the holders and shall be entered in the Company’s register of shareholders. No restrictions in the transferability of the new shares shall apply and no shareholder shall be obliged to allow for their shares to be redeemed - in whole or in part. The new shares shall be eligible for dividends from the time of subscription.

Section 6

In accordance with authorization the Board of Directors has issued 78,500 warrants, providing the right to subscribe for a maximum of 78,500 shares, each with a nominal value of DKK 10 (a total nominal value of 785,000), at a rate of DKK 54 per share of nominal value DKK 10. Of these, 18,500 warrants have been exercised for subscription of nominally DKK 185,000 on 8 September 2015.

Subscription for shares according to the awarded warrants can be made, wholly or partly, in periods of each 14 days (1) first time from the day of publication of the Company’s Half Year Report for the year 2015; (2) second time from the day of publication of the Company’s Annual Report for the year 2015; (3) third time from the day of publication of the Company’s Half Year Report for the year 2016; and/or (4)

fourth time from the day of publication of the Company’s Annual Report for the year 2016. Warrants, which are not exercised in the first subscription period, can be exercised in later subscription periods, however no later than 30 June 2017.

The existing shareholders shall not have pre-emptive right for the warrants.

The warrants cannot be assigned or placed as collateral by the warrant holder to third party.

If a decision is made before exercise of the warrants concerning sale of a majority of the shares in the Company, which means transfer of more than 50% of the Company’s Share Capital to third party (who may be a shareholder in the company), the Board of Directors can decide:

That the warrant holder, wholly or partly, shall exercise all awarded warrants, regardless of whether vested or not and transfer the shares on the same terms and conditions as the other transferring shareholders (or renounce to do so, in which case the warrants shall lapse), or

That the warrant holder shall keep the awarded warrants on the terms and conditions set out herein.

If a decision is made before exercise of the warrants concerning dissolution of the Company, including by merger or de-merger, the Board of Directors can decide:

That the warrant holder, wholly or partly, shall exercise all awarded warrants, regardless of whether vested or not and transfer the shares on the same terms and conditions as the other transferring shareholders (or renounce to do so, in which case the warrants shall lapse), or

That the warrant holder shall keep the awarded warrants on the terms and conditions set out herein.

If a decision is made before exercise of the warrants concerning increase of capital, issue of warrants, convertible debt instrument or the like, by the means of which the shares can be subscribed for a value not lower than the market value, it shall not affect the terms and conditions of the warrants. Nor will the terms of the warrants be affected by any resolution to increase the share capital in order to allow employees, consultants or directors of the Company or its subsidiaries to subscribe for shares at a price which is lower than the market value.

If, before the warrants have been exercised in full, a resolution is passed 1) to increase the share capital, issue warrants, convertible debt instruments or other instruments to any persons other than the employees, consultants or directors of the Company or its subsidiaries, allowing subscription for shares at a price which is lower than the market value, 2) to implement a share split or reverse share split, issue of own shares, recapitalisation, merger of share classes, changes of the rights attaching to shares in each class or any other distribution of the Company’s shares without the Company receiving any compensation (issue of bonus shares), 3) to reduce the Company’s share capital to cover any loss, or 4) to reduce the Company’s share capital to make distributions to the shareholders, and such change reduces or increases the potential gain on the warrants, the exercise price and/or the number of shares that may be subscribed for by the exercise of warrants must be adjusted to ensure that the potential gain on the warrants remains unchanged. If, before the warrants have been exercised in full, a resolution is passed to reduce the Company’s share capital to make distributions to the shareholders, and such change does not reduce or increase the potential gain on the warrants, the terms of the warrants shall not be adjusted.

For the exercise of awarded warrants, the Board of Directors has decided on an increase of the Company’s share capital in one or more portions by a total nominal value of up to DKK 785,000 by cash payment at a price of DKK 54 per share of nominal DKK 10 and without pre-emption right for the Company’s existing shareholders. The details and terms for the issuance of shares have been established by the Board of Directors.

The Board of Directors may during the period ending 31 December 2013, in one or more portions, reuse or reissue any lapsed and unexercised warrants issued in accordance with this section. Reuse is to be construed as the Board of Directors’ entitlement to let another party enter into an existing agreement on warrants. Reissue is to be construed as the Board of Directors’ option to reissue new warrants under the authorization set forth below, if previously issued warrants have lapsed.

The warrants may be reused or reissued to the management and employees of the Company or its subsidiaries, including to consultant and the Board of Directors of the Company. Warrants may be reissued for the subscription of shares by cash contribution at a subscription price and on such other terms as the Board of Directors may determine in accordance with the original authorization. Any issuance of warrants to the management shall be made in accordance with the Company’s policy for incentive remuneration, prepared in accordance with section 139 of the Danish Companies Act and approved by the general meeting, cf. Article 17a of the Articles of Association. Of the 78,500 warrants originally issued, 1,500 lapsed upon termination of employees´ employment and have subsequently been reissued as set out in section 9 of this appendix and 2,000 lapsed upon termination of employees´ employment and have subsequently been reissued as set out in section 10 of this appendix.

Holders of warrants shall have pre-emption right to subscribe for the shares issued based on the warrants, meaning that the pre-emption rights to subscribe to warrants and new shares for existing shareholders’ are deviated from.

If and to the extent that warrants are reissued, the Board of Directors is authorized during the period until 1 April 2017 to resolve on the related capital increase by a nominal value of up to DKK 785,000 in one or more portions by cash contribution at a subscription price and on such other terms as the Board of Directors may determine without pre-emption right for the existing shareholders.

The new shares issued based on issued, reused or reissued warrants shall from the time of subscription have the same rights as existing shares according to the Articles of Association. The new shares shall be negotiable instruments, shall be registered in the names of the holders, and shall be registered in the Company’s register of shareholders. No restrictions in the transferability of the new shares shall apply and no shareholder shall be obliged to allow for their shares to be redeemed - in whole or in part. The new shares shall be eligible for dividends from the time of subscription.

Section 7

In accordance with authorization the Board of Directors has issued 425,000 warrants, providing the right to subscribe to a maximum of 425,000 shares, each with a nominal value of DKK 10 (a total nominal value of 4,250,000), at a rate of DKK 59.1 per share of nominal value DKK 10. Of these, 149,797 warrants have been exercised for subscription of nominally DKK 1,497,970 shares on 16 November 2015.

Subscription for shares according to the awarded warrants can be made, wholly or partly, in periods of each 14 days (1) first time from the day of publication of the Company’s third quarter announcement for the year of 2015; (2) second time from the day of publication of the Company’s first quarter announcement for the year of 2016; (3) third time from the day of publication of the Company’s third quarter announcement for the year of 2016; and/or (4) fourth time from the day of publication of the Company’s first quarter announcement for the year of 2017. Warrants, which are not exercised in the first subscription period, can be exercised in later subscription periods, however no later than 31 July 2017.

The existing shareholders shall not have pre-emptive right for the warrants.

The warrants cannot be assigned or placed as collateral by the warrant holder to third party.

If a decision is made before exercise of the warrants concerning sale of a majority of the shares in the Company, which means transfer of more than 50% of the Company’s Share Capital to third party (who may be a shareholder in the Company), the Board of Directors can decide:

That the warrant holder, wholly or partly, shall exercise all awarded warrants, regardless of whether vested or not and transfer the shares on the same terms and conditions as the other transferring shareholders (or renounce to do so, in which case the warrants shall lapse), or

That the warrant holder shall keep the awarded warrants on the terms and conditions set out herein.

If a decision is made before exercise of the warrants concerning dissolution of the company, including by merger or de-merger, the Board of Directors can decide:

That the warrant holder, wholly or partly, shall exercise all awarded warrants, regardless of whether vested or not and transfer the shares on the same terms and conditions as the other transferring shareholders (or renounce to do so, in which case the warrants shall lapse), or

That the warrant holder shall keep the awarded warrants on the terms and conditions set out herein.

If a decision is made before exercise of the warrants concerning increase of capital, issue of warrants, convertible debt instrument or the like, by the means of which the shares can be subscribed for a value not lower than the market value, it shall not affect the terms and conditions of the warrants. Nor will the terms of the warrants be affected by any resolution to increase the share capital in order to allow employees, consultants or directors of the Company or its subsidiaries to subscribe for shares at a price, which is lower than the market value.

If a decision is made before exercise of the warrants concerning 1) increase of capital, issue of warrants, convertible debt instrument of the like, except to employees, consultants or board members of the Company and its subsidiaries, by the means of which the shares can be subscribed for a value lower than the market value, 2) if the Company implements a reduction of capital for coverage of deficit or 3) implements a reduction of capital in the Company with payment to the shareholders and this change involves a reduction or increase of the potential profit according to the warrants, the subscription price hereof and/or the amounts of shares shall be regulated, which can be subscribed by exercise of the warrants, so that the potential profit of the warrants will remain unchanged. If, before the warrants have been exercised in full, a resolution is passed to reduce the Company’s share capital to make distributions to the shareholders, and such change does not reduce or increase the potential gain on the warrants, the exercise price and/or the number of shares that may be subscribed for by the exercise of warrants will not be adjusted. Warrants to employees of Bavarian Nordic Inc. are, however, subject to additional adjustment provisions.

For the exercise of awarded warrants, the Board of Directors has decided on an increase of the Company’s share capital in one or more portions by a total nominal value of up to DKK 4,250,000 by cash payment at a price of DKK 59.1 per share of nominal value DKK 10 and without pre-emption right for the Company’s existing shareholders. The details and terms for the issuance of shares have been established by the Board of Directors.

The Board of Directors may during the period ending 31 December 2013 in one or more portions reuse or reissue any lapsed and unexercised warrants issued in accordance with this section. Reuse is to be construed as the Board of Directors’ entitlement to let another party enter into an existing agreement on warrants. Reissue is to be construed as the Board of Directors’ option to reissue new warrants under the authorization set forth below, if previously issued warrants have lapsed.

The warrants may be reused or reissued to the management and employees of the Company or its subsidiaries, including to consultant and the Board of Directors of the Company. Warrants may be reissued for the subscription of shares by cash contribution at a subscription price and on such other terms as the Board of Directors may determine in accordance with the original authorization. Any issuance of warrants to the management shall be made in accordance with the Company’s policy for incentive remuneration, prepared in accordance with section 139 of the Danish Companies Act and approved by the general meeting, cf. Article 17a of the Articles of Association. Of the 425,000 warrants originally issued, 15,750 lapsed upon termination of employees´ employment and have subsequently been reissued as set out in section 9 of this appendix and 5,350 lapsed upon termination of employees´ employment and have subsequently been reissued as set out in section 10 of this appendix.

Holders of warrants shall have pre-emption right to subscribe for the shares issued based on the warrants, meaning that the pre-emption rights to subscribe to warrants and new shares for existing shareholders’ are deviated from.

If and to the extent that warrants are reissued, the Board of Directors is authorized during the period until 10 April 2017 to resolve on the related capital increase by a nominal value of up to DKK 4,250,000 in one or more portions by cash contribution at a subscription price and on such other terms as the Board of Directors may determine without pre-emption right for the existing shareholders.

The new shares issued based on issued, reused or reissued warrants shall from the time of subscription have the same rights as existing shares according to the Articles of Association. The new shares shall be negotiable instruments, shall be registered in the names of the holders, and shall be entered in the Company’s register of shareholders. No restrictions in the transferability of the new shares shall apply and no shareholder shall be obliged to allow for their shares to be redeemed - in whole or in part. The new shares shall be eligible for dividends from the time of subscription.

Section 8

In accordance with authorization the Board of Directors has issued 50,000 warrants, providing the right to subscribe to a maximum of 50,000 shares, each with a nominal value of DKK 10 (a total nominal value of 500,000), at a rate of DKK 55 per share of nominal value DKK 10.

Subscription for shares according to the awarded warrants can be made, wholly or partly, in periods of each 14 days (1) first time from the day of publication of the Company’s Annual Report for the year of 2015; (2) second time from the day of publication of the Company’s Half Year Report for the year of 2016; (3) third time from the day of publication of the Company’s Annual Report for the year of 2016; and/or (4) fourth time from the day of publication of the Company’s Half Year Report for the year of 2017. Warrants, which are not exercised in the first subscription period, can be exercised in later subscription periods, however no later than 31 October 2017.

The existing shareholders shall not have pre-emptive right for the warrants.

The warrants cannot be assigned or placed as collateral by the warrant holder to a third party.

If a decision is made before exercise of the warrants concerning sale of a majority of the shares in the Company, which means transfer of more than 50% of the Company’s Share Capital to third party (who may be a shareholder in the company), the Board of Directors can decide:

That the warrant holder, wholly or partly, shall exercise all awarded warrants, regardless of whether vested or not and transfer the shares on the same terms and conditions as the other transferring shareholders (or renounce to do so, in which case the warrants shall lapse), or

That the warrant holder shall keep the awarded warrants on the terms and conditions set out herein.

If a decision is made before exercise of the warrants concerning dissolution of the company, including by merger or de-merger, the Board of Directors can decide:

That the warrant holder, wholly or partly, shall exercise all awarded warrants, regardless of whether vested or not and transfer the shares on the same terms and conditions as the other transferring shareholders (or renounce to do so, in which case the warrants shall lapse), or

That the warrant holder shall keep the awarded warrants on the terms and conditions set out herein.

If a decision is made before exercise of the warrants concerning increase of capital, issue of warrants, convertible debt instrument or the like, by the means of which the shares can be subscribed for a value not lower than the market value, it shall not affect the terms and conditions of the warrants. Nor will the terms of the warrants be affected by any resolution to increase the share capital in order to allow employees, consultants or directors of the Company or its subsidiaries to subscribe for shares at a price, which is lower than the market value.

If a decision is made before exercise of the warrants concerning 1) increase of capital, issue of warrants, convertible debt instrument of the like, except to employees, consultants or board members of the Company and its subsidiaries, by the means of which the shares can be subscribed for a value lower than the market value, 2) if the Company implements a reduction of capital for coverage of deficit or 3) implements a reduction of capital in the Company with payment to the shareholders and this change involves a reduction or increase of the potential profit according to the warrants, the subscription price hereof and/or the amounts of shares shall be regulated, which can be subscribed by exercise of the warrants, so that the potential profit of the warrants will remain unchanged. If, before the warrants have been exercised in full, a resolution is passed to reduce the Company’s share capital to make distributions to the shareholders, and such change does not reduce or increase the potential gain on the warrants, the terms of the warrants shall not be adjusted. Warrants to employees of Bavarian Nordic Inc. are, however, subject to additional adjustment provisions.

For the exercise of awarded warrants, the Board of Directors has decided on an increase of the Company’s share capital in one or more portions by a total nominal value of up to DKK 500,000 by cash payment at a price of DKK 55 per share of nominal value DKK 10 and without pre-emption right for the Company’s existing shareholders. The details and terms for the issuance of shares have been established by the Board of Directors.

The Board of Directors may during the period ending 31 December 2013 in one or more portions reuse or reissue any lapsed and unexercised warrants issued in accordance with this section. Reuse is to be construed as the Board of Directors’ entitlement to let another party enter into an existing agreement on warrants. Reissue is to be construed as the Board of Directors’ option to reissue new warrants under the authorization set forth below, if previously issued warrants have lapsed.

The warrants may be reused or reissued to the management and employees of the Company or its subsidiaries, including to consultant and the Board of Directors of the Company. Warrants may be reissued for the subscription of shares by cash contribution at a subscription price and on such other terms as the Board of Directors may determine in accordance with the original authorization. Any issuance of warrants to the management shall be made in accordance with the Company’s policy for incentive remuneration, prepared in accordance with section 139 of the Danish Companies Act and approved by the general meeting, cf. Article 17a of the Articles of Association.

Holders of warrants shall have pre-emption right to subscribe for the shares issued based on the warrants, meaning that the pre-emption rights to subscribe to warrants and new shares for existing shareholders’ are deviated from.

If and to the extent that warrants are reissued, the Board of Directors is authorized during the period until 1 April 2017 to resolve on the related capital increase by a nominal value of up to DKK 500,000 in one or more portions by cash contribution at a subscription price and on such other terms as the Board of Directors may determine without pre-emption right for the existing shareholders.

The new shares issued based on issued, reused or reissued warrants shall from the time of subscription have the same rights as existing shares according to the Articles of Association. The new shares shall be negotiable instruments and shall be registered in the names of the holders and shall be entered in the Company’s register of shareholders. No restrictions in the transferability of the new shares shall apply and no shareholder shall be obliged to allow for their shares to be redeemed - in whole or in part. The new shares shall be eligible for dividends from the time of subscription.

Section 9

In accordance with authorizations in Article 5b and sections 5, 6 and 7 of this appendix the Board of Directors has issued, respectively re-issued 550,000 warrants, providing the right to subscribe to a maximum of 550,000 shares, each with a nominal value of DKK 10 (a total nominal value of 5,500,000), at a rate of DKK 73.9 per share of nominal value DKK 10. Of the 550,000 warrants, 19,150 have been reissued under section 5 of this appendix, 1,500 have been reissued under section 6 of this appendix and 15,750 have been reissued under section 7 of this appendix.

Subscription for shares according to the awarded warrants can be made, wholly or partly, in periods of each 14 days (1) first time from the day of publication of the Company’s Interim Financial Report for the third quarter of 2016; (2) second time from the day of publication of the Company’s Interim Financial Report for the first quarter of 2017; (3) third time from the day of publication of the Company’s Interim Financial Report for the third quarter of 2017; and/or (4) fourth time from the day of publication of the Company’s Interim Financial Report for the period first quarter of 2018. Warrants, which are not exercised in the first subscription period, can be exercised in later subscription periods, however no later than 31 July 2018.

The existing shareholders shall not have pre-emptive right for the warrants.

The warrants cannot be assigned or placed as collateral by the warrant holder to third party.

If a decision is made before exercise of the warrants concerning sale of a majority of the shares in the Company, which means transfer of more than 50% of the Company’s Share Capital to third party (who may be a shareholder in the company), the Board of Directors can decide:

That the warrant holder, wholly or partly, shall exercise all awarded warrants, regardless of whether vested or not and transfer the shares on the same terms and conditions as the other transferring shareholders (or renounce to do so, in which case the warrants shall lapse), or

That the warrant holder shall keep the awarded warrants on the terms and conditions set out herein.

If a decision is made before exercise of the warrants concerning dissolution of the company, including by merger or de-merger, the Board of Directors can decide:

that the warrant holder, wholly or partly, shall exercise all awarded warrants, regardless of whether vested or not and transfer the shares on the same terms and conditions as the other transferring shareholders (or renounce to do so, in which case the warrants shall lapse), or that the warrant holder shall keep the awarded warrants on the terms and conditions set out herein.

If a decision is made before exercise of the warrants concerning increase of capital, issue of warrants, convertible debt instrument or the like, by the means of which the shares can be subscribed for a value not lower than the market value, it shall not affect the terms and conditions of the warrants. Nor will the terms of the warrants be affected by any resolution to increase the share capital in order to allow employees, consultants or directors of the Company or its subsidiaries to subscribe for shares at a price which is lower than the market value.

If a decision is made before exercise of the warrants concerning 1) increase of capital, issue of warrants, convertible debt instrument of the like, except to employees, consultants or board members of the Company and its subsidiaries, by the means of which the shares can be subscribed for a value lower than the market value, 2) if the Company implements a reduction of capital for coverage of deficit or 3) implements a reduction of capital in the Company with payment to the shareholders and this change involves a reduction or increase of the potential profit according to the warrants, the subscription price hereof and/or the amounts of shares shall be regulated, which can be subscribed by exercise of the warrants, so that the potential profit of the warrants will remain unchanged. If, before the warrants have been exercised in full, a resolution is passed to reduce the Company’s share capital to make distributions to the shareholders, and such change does not reduce or increase the potential gain on the warrants, the terms of the warrants shall not be adjusted. Warrants to employees of Bavarian Nordic Inc. are, however, subject to additional adjustment provisions.

For the exercise of awarded warrants, the Board of Directors has decided on an increase of the Company’s share capital in one or more portions by a total nominal value of up to DKK 5,500,000 by cash payment at a price of DKK 73.9 per share of nominal value DKK 10 and without pre-emption right for the Company’s existing shareholders. The details and terms for the issuance of shares have been established by the Board of Directors.

The Board of Directors may during the period ending 31 December 2014 in one or more portions reuse or reissue any lapsed and unexercised warrants issued in accordance with this section. Reuse or reissue of the 36,400 warrants that have been reissued under Article 5b and sections 5, 6 and 7 of this appendix can only be reused or reissued during the period ending 31 December 2013. Reuse is to be construed as the Board of Directors’ entitlement to let another party enter into an existing agreement on warrants. Reissue is to be construed as the Board of Directors’ option to reissue new warrants under the authorization set forth below, if previously issued warrants have lapsed.

The warrants may be reused or reissued to the management and employees of the Company or its subsidiaries, including to consultant and the Board of Directors of the Company. Warrants may be reissued for the subscription of shares by cash contribution at a subscription price and on such other terms as the Board of Directors may determine in accordance with the original authorization. Any issuance of warrants to the management shall be made in accordance with the Company’s policy for incentive remuneration, prepared in accordance with section 139 of the Danish Companies Act and approved by the general meeting, cf. Article 17a of the Articles of Association. Of the 550,000 warrants originally issued, (i) 15,000 lapsed upon termination of employees´ employment and have subsequently been reissued as set out in section 10 of this appendix, and (ii) 51,950 lapsed upon termination of employees´ employment and have subsequently been reissued as set out in section 11 of this appendix.

Holders of warrants shall have pre-emption right to subscribe for the shares issued based on the warrants, meaning that the pre-emption rights to subscribe to warrants and new shares for existing shareholders’ are deviated from.

If and to the extent that warrants are reissued, the Board of Directors is authorized during the period until 1 April 2018 to resolve on the related capital increase by a nominal value of up to DKK 5,500,000 in one or more portions by cash contribution at a subscription price and on such other terms as the Board of Directors may determine without pre-emption right for the existing shareholders. If and to the extent that warrants are reissued pursuant to Article 5b and section 5 of this appendix (19,150 warrants) the authorization to the related capital increase is only applicable during the period until 1 April 2016. If and to the extent that warrants are reissued pursuant to Article 5b and section 6 of this appendix (1,500 warrants) the authorization to the related capital increase is only applicable during the period until 1 April 2017. If and to the extent that warrants are reissued pursuant to Article 5b and section 7 of this appendix (15,750 warrants) the authorization to the related capital increase is only applicable during the period until 10 April 2017.

The new shares issued based on issued, reused or reissued warrants shall from the time of subscription have the same rights as existing shares according to the Articles of Association. The new shares shall be negotiable instruments, shall be registered in the names of the holders, and shall be registered in the Company’s register of shareholders. No restrictions in the transferability of the new shares shall apply and no shareholder shall be obliged to allow for their shares to be redeemed - in whole or in part. The new shares shall be eligible for dividends from the time of subscription.

Section 10

In accordance with authorizations in Article 5b of the Articles of Association and sections 5, 6, 7 and 9 of this appendix the Board of Directors has issued, respectively re-issued 70,000 warrants, providing the right to subscribe to a maximum of 70,000 shares, each with a nominal value of DKK 10 (a total nominal value of 700,000), at a rate of DKK 96.5 per share of nominal value DKK 10. Of the 70,000 warrants, 24,550 have been reissued under sections 5, 6, 7 and 9 of this appendix.

Subscription for shares according to the awarded warrants can be made, wholly or partly, in periods of each 14 days (1) first time from the day of publication of the Company’s Annual Report for the year 2016; (2) second time from the day of publication of the Company’s Half Year Report for the year 2017; (3) third time from the day of publication of the Company’s Annual Report for the year 2017; and/or (4) fourth time from the day of publication of the Company’s Half Year report for the year 2018. Warrants, which are not exercised in the first subscription period, can be exercised in later subscription periods, however no later than 30 November 2018.

The existing shareholders shall not have pre-emptive right for the warrants.

The warrants cannot be assigned or placed as collateral by the warrant holder to third party.

If a decision is made before exercise of the warrants concerning sale of a majority of the shares in the Company, which means transfer of more than 50% of the Company’s Share Capital to a third party (who may be a shareholder in the company), the Board of Directors can decide:

That the warrant holder, wholly or partly, shall exercise all awarded warrants, regardless of whether vested or not, and transfer the shares on the same terms and conditions as the other transferring shareholders (or renounce to do so, in which case the warrants shall lapse), or

That the warrant holder shall keep the awarded warrants on the terms and conditions set out herein.

If a decision is made before exercise of the warrants concerning dissolution of the company, including by merger or de-merger, the Board of Directors can decide:

That the warrant holder, wholly or partly, shall exercise all awarded warrants, regardless of whether vested or not, and transfer the shares on the same terms and conditions as the other transferring shareholders (or renounce to do so, in which case the warrants shall lapse), or

That the warrant holder shall keep the awarded warrants on the terms and conditions set out herein.

If a decision is made before exercise of the warrants concerning increase of capital, issue of warrants, convertible debt instrument or the like, by the means of which the shares can be subscribed for a value not lower than the market value, it shall not affect the terms and conditions of the warrants. Nor will the terms of the warrants be affected by any resolution to increase the share capital in order to allow employees, consultants or directors of the Company or its subsidiaries to subscribe for shares at a price, which is lower than the market value.

If a decision is made before exercise of the warrants concerning 1) increase of capital, issue of warrants, convertible debt instrument of the like, except to employees, consultants or board members of the Company and its subsidiaries, by the means of which the shares can be subscribed for a value lower than the market value, 2) if the Company implements a reduction of capital for coverage of deficit or 3) implements a reduction of capital in the Company with payment to the shareholders and this change involves a reduction or increase of the potential profit according to the warrants, the subscription price hereof and/or the amounts of shares shall be regulated, which can be subscribed by exercise of the warrants, so that the potential profit of the warrants will remain unchanged. If, before the warrants have been exercised in full, a resolution is passed to reduce the Company’s share capital to make distributions to the shareholders, and such change does not reduce or increase the potential gain on the warrants, the terms of the warrants shall not be adjusted. Warrants to employees of Bavarian Nordic Inc. are, however, subject to additional adjustment provisions.

For the exercise of awarded warrants, the Board of Directors has decided on an increase of the Company’s share capital in one or more portions by a total nominal value of up to DKK 700,000 by cash payment at a price of DKK 96.5 per share of nominal value DKK 10 and without pre-emption right for the Company’s existing shareholders. The details and terms for the issuance of shares have been established by the Board of Directors.

The Board of Directors may during the period ending 31 December 2014, in one or more portions, reuse or reissue any lapsed and unexercised warrants issued in accordance with this section. Reuse or reissue of the 9,550 warrants that have been reissued under Article 5b and sections 5, 6 and 7 can only be reused or reissued during the period ending 31 December 2013. Reuse is to be construed as the Board of Directors’ entitlement to let another party enter into an existing agreement on warrants. Reissue is to be construed as the Board of Directors’ option to reissue new warrants under the authorization set forth below, if previously issued warrants have lapsed.

The warrants may be reused or reissued to the management and employees of the Company or its subsidiaries, including to consultant and the Board of Directors of the Company. Warrants may be reissued for the subscription of shares by cash contribution at a subscription price and on such other terms as the Board of Directors may determine in accordance with the original authorization. Any issuance of warrants to the management shall be made in accordance with the Company’s policy for incentive remuneration, prepared in accordance with section 139 of the Danish Companies Act and approved by the general meeting, cf. Article 17a of the Articles of Association.

Holders of warrants shall have pre-emption right to subscribe for the shares issued based on the warrants, meaning that the pre-emption rights to subscribe to warrants and new shares for existing shareholders are deviated from.

If and to the extent that warrants are reissued, the Board of Directors is authorized during the period until 1 April 2018 to resolve on the related capital increase by a nominal value of up to DKK 700,000, in one or more portions, by cash contribution at a subscription price and on such other terms as the Board of Directors may determine without pre-emption right for the existing shareholders. If and to the extent that warrants are reissued pursuant to Article 5b and section 5 of this appendix (2,200 warrants) the authorization to the related capital increase is only applicable during the period until 1 April 2016. If and to the extent that warrants are reissued pursuant to Article 5b and section 6 of this appendix (2,000 warrants) the authorization to the related capital increase is only applicable during the period until 1 April 2017. If and to the extent that warrants are reissued pursuant to Article 5b and section 7 of this appendix (5,350 warrants) the authorization to the related capital increase is only applicable during the period until 10 April 2017. If and to the extent that warrants are reissued pursuant to Article 5b and section 9 of this appendix (15,000 warrants) the authorization to the related capital increase is only applicable during the period until 1 April 2018.

The new shares issued based on issued, reused or reissued warrants shall from the time of subscription have the same rights as existing shares according to the Articles of Association. The new shares shall be negotiable instruments and shall be registered in the names of the holders and shall be entered in the Company’s register of shareholders. No restrictions in the transferability of the new shares shall apply and no shareholder shall be obliged to allow for their shares to be redeemed - in whole or in part. The new shares shall be eligible for dividends from the time of subscription.

Section 11

In accordance with authorizations in Article 5b of the Articles of Association and section 9 of this appendix, the Board of Directors has issued, respectively re-issued 505,000 warrants, providing the right to subscribe to a maximum of 505,000 shares, each with a nominal value of DKK 10 (a total nominal value of DKK 5,050,000), at a rate of DKK 131.40 per share of nominal value DKK 10. Of the 505,000 warrants, 51,950 have been reissued under section 9 of this appendix.

Subscription for shares according to the awarded warrants can be made, wholly or partly, in periods of each 14 days (1) first time from the day of publication of the Company’s Interim Report (Q3) for the first 9 months of 2017; (2) second time from the day of publication of the Company’s Annual Report for the year 2017; (3) third time from the day of publication of the Company’s Interim Report (Q1) for three months of 2018; (4) fourth time from the day of publication of the Company’s Half Year Report (Q2) for 6 months of 2018; (5) fifth time from the day of publication of the Company’s Interim Report (Q3) for 9 months of 2018; (6) sixth time from the day of publication of the Company’s Annual Report for 2018; (7) seventh time from the day of publication of the Company’s Interim Report (Q1) for 3 months of 2019 and/or (8) eighth time from the day of publication of the Company’s Half Year Report (Q2) for 6 months of 2019. Warrants, which are not exercised in the first subscription period, can be exercised in later subscription periods, however no later than 1 December 2019.

If the warrant holder is in possession of insider knowledge during the last subscription period, the warrant holder may request from the Board of Directors a right to exercise warrants in a period of 2 weeks after the first publication of the Company’s Interim Report or Annual Report (the “Extraordinary Period”) after the expiry of the last subscription period. It is a requirement for exercising warrants in the Extraordinary Period that the warrant holder has requested the Company’s Board of Directors in writing hereof by the expiry of the last subscription period, after which the Board of Directors decides on a potential Extraordinary Period. The Board of Directors shall not be obliged to this and shall make its decision in accordance with the Company’s guidelines for incentive remuneration in force at the time in question. The Board of Directors may decide to expand the subscription period by one or more Extraordinary Periods.

The existing shareholders shall not have pre-emptive right for the warrants.

The warrants cannot be assigned or placed as collateral by the warrant holder to third party.

If a decision is made before exercise of the warrants concerning sale of a majority of the shares in the Company, which means transfer of more than 50% of the Company’s Share Capital to third party (who may be a shareholder in the company), the Board of Directors can decide:

That the warrant holder, wholly or partly, shall exercise all awarded warrants, regardless of whether vested or not and transfer the shares on the same terms and conditions as the other transferring shareholders (or renounce to do so, in which case the warrants shall lapse), or

That the warrant holder shall keep the awarded warrants on the terms and conditions set out herein.

If a decision is made before exercise of the warrants concerning dissolution of the company, including by merger or de-merger, the Board of Directors can decide:

That the warrant holder, wholly or partly, shall exercise all awarded warrants, regardless of whether vested or not and transfer the shares on the same terms and conditions as the other transferring shareholders (or renounce to do so, in which case the warrants shall lapse), or

That the warrant holder shall keep the awarded warrants on the terms and conditions set out herein.

If a decision is made before exercise of the warrants concerning increase of capital, issue of warrants, convertible debt instrument or the like, by the means of which the shares can be subscribed for a value not lower than the market value, it shall not affect the terms and conditions of the warrants. Nor will the terms of the warrants be affected by any resolution to increase the share capital in order to allow employees, consultants or directors of the Company or its subsidiaries to subscribe for shares at a price which is lower than the market value.

If a decision is made before exercise of the warrants concerning 1) increase of capital, issue of warrants, convertible debt instrument of the like, except to employees, consultants or board members of the Company and its subsidiaries, by the means of which the shares can be subscribed for a value lower than the market value, 2) if the Company implements a reduction of capital for coverage of deficit or 3) implements a reduction of capital in the Company with payment to the shareholders and this change involves a reduction or increase of the potential profit according to the warrants, the subscription price hereof and/or the amounts of shares shall be regulated, which can be subscribed by exercise of the warrants, so that the potential profit of the warrants will remain unchanged. If, before the warrants have been exercised in full, a resolution is passed to reduce the Company’s share capital to make distributions to the shareholders, and such change does not reduce or increase the potential gain on the warrants, the terms of the warrants shall not be adjusted. Warrants to employees of Bavarian Nordic Inc. are, however, subject to additional adjustment provisions.

For the exercise of awarded warrants, the Board of Directors has decided on an increase of the Company’s share capital in one or more portions by a total nominal value of up to DKK 5,050,000 by cash payment at a price of DKK 131.40 per share of nominal value DKK 10 and without pre-emption right for the Company’s existing shareholders. The details and terms for the issuance of shares have been established by the Board of Directors.

The Board of Directors may during the period ending 31 December 2015 in one or more portions reuse or reissue any lapsed and unexercised warrants issued in accordance with this section. Reuse or reissue of the 51,950 warrants that have been reissued under Article 5b and section 9 can only be reused or reissued during the period ending 31 December 2014. Reuse is to be construed as the Board of Directors’ entitlement to let another party enter into an existing agreement on warrants. Reissue is to be construed as the Board of Directors’ option to reissue new warrants under the authorization set forth below, if previously issued warrants have lapsed.

The warrants may be reused or reissued to the management and employees of the Company or its subsidiaries, including to consultant and the Board of Directors of the Company. Warrants may be reissued for the subscription of shares by cash contribution at a subscription price and on such other terms as the Board of Directors may determine in accordance with the original authorization. Any issuance of warrants to the management shall be made in accordance with the Company’s policy for incentive remuneration, prepared in accordance with section 139 of the Danish Companies Act and approved by the general meeting, cf. Article 17a of the Articles of Association.

Holders of warrants shall have pre-emption right to subscribe for the shares issued based on the warrants, meaning that the pre-emption rights to subscribe to warrants and new shares for existing shareholders are deviated from.

If and to the extent that warrants are reissued, the Board of Directors is authorized during the period until 1 April 2019 to resolve on the related capital increase by a nominal value of up to DKK 5,050,000 in one or more portions by cash contribution at a subscription price and on such other terms as the Board of Directors may determine without pre-emption right for the existing shareholders. If and to the extent that warrants are reissued pursuant to Article 5b and section 9 of this appendix (51,950 warrants) the authorization to the related capital increase is only applicable during the period until 1 April 2018.

The new shares issued based on issued, reused or reissued warrants shall from the time of subscription have the same rights as existing shares according to the Articles of Association. The new shares shall be negotiable instruments and shall be registered in the names of the holders and shall be entered in the Company’s register of shareholders. No restrictions in the transferability of the new shares shall apply and no shareholder shall be obliged to allow for their shares to be redeemed - in whole or in part. The new shares shall be eligible for dividends from the time of subscription.